Accounts Payable and Accrued Liabilities	12 Months Ended
May 31, 2023
Accounts Payable and Accrued Liabilities
Accounts Payable and Accrued Liabilities

Note 5. Accounts Payable and Accrued Liabilities

As of May 31, 2023 and 2022, the accounts payable balance was approximately $62.7 million and $68.0 million, respectively. The Company had two vendors that together accounted for approximately 72% and 73% of the total balance of accounts payable as of each respective date.

The components of accrued liabilities were as follows:

(in thousands)	May 31, 2023	May 31, 2022
Compensation and related expense	$335	$1,522
Legal fees and settlement	168	2,006
Clinical expense	187	3,727
Accrued inventory charges and expenses	4,978	1,392
License fees	862	150
Lease payable	139	134
Other liabilities	—	64
Total accrued liabilities	$6,669	$8,995

As of May 31, 2023 and 2022, the accrued legal fees and settlement balance was primarily related to legal fees.